Exhibit 99.2

The	Supplementary	September 30, 2007
Chubb	Investor
Corporation	Information

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION
SUPPLEMENTARY INVESTOR INFORMATION
TABLE OF CONTENTS
SEPTEMBER 30, 2007

Page

The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results — Year-To-Date	6-10
Underwriting Results — Quarterly	11-15

Definitions of Key Terms	16

THE CHUBB CORPORATION
CONSOLIDATED BALANCE SHEET HIGHLIGHTS

	Sept. 30	Dec. 31
	2007	2006
	(in millions)

Invested Assets (at carrying value)
Short Term Investments	$2,530	$2,254
Fixed Maturities
Tax Exempt	18,571	17,748
Taxable	15,343	14,218
Equity Securities	2,208	1,957
Other Invested Assets	1,887	1,516

Total Invested Assets	$40,539	$37,693

Unrealized Appreciation of Fixed
Maturities Carried at Amortized Cost	$6	$7

Capitalization
Long Term Debt	$4,135	$2,466
Shareholders’ Equity	14,248	13,863

Total Capitalization	$18,383	$16,329

DEBT AS A PERCENTAGE OF TOTAL CAPITALIZATION	22.5%	15.1%

Actual Common Shares Outstanding	383.8	411.3

Book Value Per Common Share	$37.12	$33.71

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$36.93	$33.38

THE CHUBB CORPORATION
SHARE REPURCHASE ACTIVITY
(dollars in millions, except per share amounts)

	Periods Ended September 30		From
	Third	Nine	December 2005
	Quarter	Months	to September 30,
	2007	2007	2007

Cost of Shares Repurchased	$519	$1,659	$3,051

Average Cost Per Share	$50.93	$51.97	$50.79

Shares Repurchased	10,193,239	31,919,816	60,073,878
In December 2005, the Board of Directors authorized the repurchase of up to 28,000,000 shares of the Corporation’s common stock. No shares remain under the 2005 share repurchase authorization.
In December 2006, the Board of Directors authorized the repurchase of up to 20,000,000 shares of the Corporation’s common stock. In March 2007, the Board of Directors authorized an increase of 20,000,000 shares to the authorization approved in December 2006. The authorization has no expiration date. As of September 30, 2007, 7,926,122 shares remained under the share repurchase authorization.

THE CHUBB CORPORATION

SUMMARY OF INVESTED ASSETS

CORPORATE

	Cost or		Market		Carrying
	Amortized Cost		Value		Value
	Sept. 30	Dec. 31	Sept. 30	Dec. 31	Sept. 30	Dec. 31
	2007	2006	2007	2006	2007	2006
	(in millions)

Short Term Investments	$1,343	$793	$1,343	$793	$1,343	$793

Taxable Fixed Maturities	1,085	1,160	1,065	1,138	1,065	1,138

Equity Securities	289	289	494	416	494	416

TOTAL	$2,717	$2,242	$2,902	$2,347	$2,902	$2,347

PROPERTY AND CASUALTY

	Cost or		Market		Carrying
	Amortized Cost		Value		Value
	Sept. 30	Dec. 31	Sept. 30	Dec. 31	Sept. 30	Dec. 31
	2007	2006	2007	2006	2007	2006
	(in millions)

Short Term Investments	$1,187	$1,461	$1,187	$1,461	$1,187	$1,461

Fixed Maturities

Tax Exempt	18,354	17,449	18,577	17,755	18,571	17,748

Taxable	14,358	13,150	14,278	13,080	14,278	13,080

Common Stocks	1,412	1,235	1,687	1,502	1,687	1,502

Preferred Stocks	25	37	27	39	27	39

Other Invested Assets	1,887	1,516	1,887	1,516	1,887	1,516

TOTAL	$37,223	$34,848	$37,643	$35,353	$37,637	$35,346

THE CHUBB CORPORATION
INVESTMENT INCOME AFTER TAXES

	PERIODS ENDED SEPTEMBER 30
	THIRD QUARTER		NINE MONTHS
	2007	2006	2007	2006
	(in millions)

CORPORATE INVESTMENT INCOME	$21	$15	$57	$46

PROPERTY AND CASUALTY INVESTMENT INCOME

Tax Exempt Interest	$185	$171	$545	$504
Taxable Interest	124	111	357	332
Other	20	16	56	42
Investment Expenses	(5)	(3)	(16)	(16)

TOTAL	$324	$295	$942	$862

Effective Tax Rate	20.0%	20.3%	19.9%	19.9%

After-Tax Annualized Yield	3.51%	3.49%	3.47%	3.48%
After-tax annualized yield is based on the average invested assets for the periods presented with fixed maturities at amortized cost and equity securities at market value.
STATUTORY POLICYHOLDERS’ SURPLUS

	Sept. 30	Dec. 31	Sept. 30
	2007	2006	2006
	(in millions)

Estimated Statutory Policyholders’ Surplus	$12,750	$11,357	$10,450

Rolling Year Statutory Net
Premiums Written	$11,809	$11,967	$12,078

Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.93:1	1.05:1	1.16:1
Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION
PROPERTY AND CASUALTY
CHANGE IN NET UNPAID LOSSES
NINE MONTHS ENDED SEPTEMBER 30, 2007

	Net Unpaid Losses				All Other
				IBNR	Unpaid Losses
			Increase	Increase	Increase
	9/30/07	12/31/06	(Decrease)	(Decrease)	(Decrease)
	(in millions)
Personal Insurance

Automobile	$422	$425	$(3)	$13	$(16)
Homeowners	676	665	11	—	11
Other	718	657	61	79	(18)

Total Personal	1,816	1,747	69	92	(23)

Commercial Insurance

Multiple Peril	1,603	1,593	10	37	(27)
Casualty	5,513	5,213	300	250	50
Workers’ Compensation	1,841	1,740	101	88	13
Property and Marine	706	678	28	13	15

Total Commercial	9,663	9,224	439	388	51

Specialty Insurance

Professional Liability	7,507	7,288	219	547	(328)
Surety	57	59	(2)	1	(3)

Total Specialty	7,564	7,347	217	548	(331)

Total Insurance	19,043	18,318	725	1,028	(303)

Reinsurance Assumed	1,201	1,381	(180)	(123)	(57)

Total	$20,244	$19,699	$545	$905	$(360)

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2007	2006	2007	2006	2007	2006	2007	2006

Net Premiums Written	$472	$511	$1,831	$1,706	$489	$422	$2,792	$2,639
Increase (Decrease) in Unearned Premiums	(20)	13	82	89	14	5	76	107

Net Premiums Earned	492	498	1,749	1,617	475	417	2,716	2,532

Net Losses Paid	304	294	786	745	237	227	1,327	1,266
Increase (Decrease) in Outstanding Losses	(3)	13	11	(49)	61	42	69	6

Net Losses Incurred	301	307	797	696	298	269	1,396	1,272

Expenses Incurred	134	143	579	533	159	130	872	806

Dividends Incurred	—	—	—	—	—	—	—	-

Statutory Underwriting Income	$57	$48	$373	$388	$18	$18	$448	$454

Ratios After Dividends to Policyholders:

Loss	61.2%	61.6%	45.6%	43.1%	62.8%	64.5%	51.4%	50.2%
Expense	28.4	28.0	31.6	31.2	32.5	30.8	31.2	30.6

Combined	89.6%	89.6%	77.2%	74.3%	95.3%	95.3%	82.6%	80.8%

Premiums Written as a % of Total	5.3%	5.7%	20.7%	19.0%	5.5%	4.7%	31.5%	29.4%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
(MILLIONS OF DOLLARS)

					Commercial		Commercial
	Commercial		Commercial		Workers'		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006

Net Premiums Written	$926	$968	$1,300	$1,303	$686	$694	$909	$898	$3,821	$3,863
Increase (Decrease) in Unearned Premiums	(26)	(1)	4	1	2	15	5	43	(15)	58

Net Premiums Earned	952	969	1,296	1,302	684	679	904	855	3,836	3,805

Net Losses Paid	431	376	568	550	256	247	425	420	1,680	1,593
Increase (Decrease) in Outstanding Losses	10	53	300	336	101	145	28	(63)	439	471

Net Losses Incurred	441	429	868	886	357	392	453	357	2,119	2,064

Expenses Incurred	322	322	365	347	155	147	321	286	1,163	1,102

Dividends Incurred	—	—	—	—	11	20	—	—	11	20

Statutory Underwriting Income	$189	$218	$63	$69	$161	$120	$130	$212	$543	$619

Ratios After Dividends to Policyholders:

Loss	46.3%	44.3%	67.0%	68.1%	53.0%	59.5%	50.1%	41.8%	55.4%	54.5%
Expense	34.8	33.2	28.1	26.6	23.0	21.8	35.3	31.8	30.5	28.7

Combined	81.1%	77.5%	95.1%	94.7%	76.0%	81.3%	85.4%	73.6%	85.9%	83.2%

Premiums Written as a % of Total	10.4%	10.7%	14.7%	14.5%	7.7%	7.7%	10.3%	10.0%	43.1%	42.9%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
(MILLIONS OF DOLLARS)

	Professional				Total
	Liability		Surety		Specialty
	2007	2006	2007	2006	2007	2006

Net Premiums Written	$1,893	$1,942	$257	$225	$2,150	$2,167
Increase (Decrease) in Unearned Premiums	(86)	(83)	23	23	(63)	(60)

Net Premiums Earned	1,979	2,025	234	202	2,213	2,227

Net Losses Paid	952	837	5	7	957	844
Increase (Decrease) in Outstanding Losses	219	566	(2)	20	217	586

Net Losses Incurred	1,171	1,403	3	27	1,174	1,430

Expenses Incurred	465	457	77	70	542	527

Dividends Incurred	—	—	2	3	2	3

Statutory Underwriting Income	$343	$165	$152	$102	$495	$267

Ratios After Dividends to Policyholders:

Loss	59.2%	69.3%	1.3%	13.6%	53.1%	64.3%
Expense	24.5	23.5	30.2	31.5	25.2	24.4

Combined	83.7%	92.8%	31.5%	45.1%	78.3%	88.7%

Premiums Written as a % of Total	21.4%	21.5%	2.9%	2.5%	24.3%	24.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
(MILLIONS OF DOLLARS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2007	2006	2007	2006	2007	2006

Net Premiums Written	$8,763	$8,669	$100	$331	$8,863	$9,000
Increase (Decrease) in Unearned Premiums	(2)	105	(62)	(68)	(64)	37

Net Premiums Earned	8,765	8,564	162	399	8,927	8,963

Net Losses Paid	3,964	3,703	184	236	4,148	3,939
Increase (Decrease) in Outstanding Losses	725	1,063	(180)	(18)	545	1,045

Net Losses Incurred	4,689	4,766	4	218	4,693	4,984

Expenses Incurred	2,577	2,435	72	145	2,649	2,580

Dividends Incurred	13	23	—	—	13	23

Statutory Underwriting Income	$1,486	$1,340	$86	$36	1,572	1,376

Increase in Deferred Acquisition Costs					64	40

GAAP Underwriting Income					$1,636	$1,416

Ratios After Dividends to Policyholders:

Loss	53.6%	55.8%	* %	* %	52.7%	55.8%
Expense	29.4	28.2	*	*	29.9	28.7

Combined	83.0%	84.0%	* %	* %	82.6%	84.5%

Premiums Written as a % of Total	98.9%	96.3%	1.1%	3.7%	100.0%	100.0%
* Combined, loss, and expense ratio are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
(MILLIONS OF DOLLARS)

			Outside
			the		Worldwide
	United States		United States		Total
	2007	2006	2007	2006	2007	2006

Net Premiums Written	$6,917	$7,203	$1,946	$1,797	$8,863	$9,000
Increase (Decrease) in Unearned Premiums	(61)	16	(3)	21	(64)	37

Net Premiums Earned	6,978	7,187	1,949	1,776	8,927	8,963

Net Losses Paid	3,559	3,397	589	542	4,148	3,939
Increase (Decrease) in Outstanding Losses	144	651	401	394	545	1,045

Net Losses Incurred	3,703	4,048	990	936	4,693	4,984

Expenses Incurred	1,964	1,983	685	597	2,649	2,580

Dividends Incurred	13	23	—	—	13	23

Statutory Underwriting Income	$1,298	$1,133	$274	$243	1,572	1,376

Increase in Deferred Acquisition Costs					64	40

GAAP Underwriting Income					$1,636	$1,416

Ratios After Dividends to Policyholders:

Loss	53.2%	56.5%	50.8%	52.7%	52.7%	55.8%
Expense	28.4	27.6	35.2	33.2	29.9	28.7

Combined	81.6%	84.1%	86.0%	85.9%	82.6%	84.5%

Premiums Written as a % of Total	78.0%	80.0%	22.0%	20.0%	100.0%	100.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2007 AND 2006
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2007	2006	2007	2006	2007	2006	2007	2006

Net Premiums Written	$161	$174	$657	$609	$159	$130	$977	$913
Increase (Decrease) in Unearned Premiums	(2)	6	67	65	(7)	(9)	58	62

Net Premiums Earned	163	168	590	544	166	139	919	851

Net Losses Paid	98	102	257	243	99	73	454	418
Increase (Decrease) in Outstanding Losses	5	8	11	4	9	26	25	38

Net Losses Incurred	103	110	268	247	108	99	479	456

Expenses Incurred	45	48	206	190	54	41	305	279

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$15	$10	$116	$107	$4	$(1)	$135	$116

Ratios After Dividends to Policyholders:

Loss	63.2%	65.5%	45.4%	45.4%	65.1%	71.2%	52.1%	53.6%
Expense	27.9	27.6	31.4	31.2	33.9	31.6	31.2	30.5

Combined	91.1%	93.1%	76.8%	76.6%	99.0%	102.8%	83.3%	84.1%

Premiums Written as a % of Total	5.5%	5.8%	22.3%	20.3%	5.4%	4.4%	33.2%	30.5%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2007 AND 2006
(MILLIONS OF DOLLARS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006

Net Premiums Written	$313	$323	$403	$408	$205	$222	$283	$291	$1,204	$1,244
Increase (Decrease) in Unearned Premiums	(6)	3	(29)	(27)	(21)	(6)	(18)	3	(74)	(27)

Net Premiums Earned	319	320	432	435	226	228	301	288	1,278	1,271

Net Losses Paid	131	139	182	189	83	73	145	145	541	546
Increase (Decrease) in Outstanding Losses	(5)	14	121	117	38	59	(11)	(19)	143	171

Net Losses Incurred	126	153	303	306	121	132	134	126	684	717

Expenses Incurred	106	110	114	110	50	47	99	89	369	356

Dividends Incurred	—	—	—	—	4	6	—	—	4	6

Statutory Underwriting Income (Loss)	$87	$57	$15	$19	$51	$43	$68	$73	$221	$192

Ratios After Dividends to Policyholders:

Loss	39.5%	47.8%	70.1%	70.3%	54.5%	59.4%	44.5%	43.7%	53.7%	56.7%
Expense	33.9	34.1	28.3	27.0	24.9	21.8	35.0	30.6	30.7	28.7

Combined	73.4%	81.9%	98.4%	97.3%	79.4%	81.2%	79.5%	74.3%	84.4%	85.4%

Premiums Written as a % of Total	10.7%	10.8%	13.7%	13.6%	7.0%	7.4%	9.6%	9.7%	41.0%	41.5%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2007 AND 2006
(MILLIONS OF DOLLARS)

	Professional				Total
	Liability		Surety		Specialty
	2007	2006	2007	2006	2007	2006

Net Premiums Written	$647	$671	$79	$77	$726	$748
Increase (Decrease) in Unearned Premiums	(12)	4	(1)	8	(13)	12

Net Premiums Earned	659	667	80	69	739	736

Net Losses Paid	316	324	—	—	316	324
Increase (Decrease) in Outstanding Losses	70	133	(1)	5	69	138

Net Losses Incurred	386	457	(1)	5	385	462

Expenses Incurred	150	151	25	24	175	175

Dividends Incurred	—	—	1	2	1	2

Statutory Underwriting Income (Loss)	$123	$59	$55	$38	$178	$97

Ratios After Dividends to Policyholders:

Loss	58.6%	68.5%	(1.3)%	7.5%	52.2%	62.9%
Expense	23.2	22.5	32.1	32.0	24.1	23.5

Combined	81.8%	91.0%	30.8%	39.5%	76.3%	86.4%

Premiums Written as a % of Total	22.0%	22.4%	2.7%	2.6%	24.7%	25.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2007 AND 2006
(MILLIONS OF DOLLARS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2007	2006	2007	2006	2007	2006

Net Premiums Written	$2,907	$2,905	$31	$89	$2,938	$2,994
Increase (Decrease) in Unearned Premiums	(29)	47	(11)	(27)	(40)	20

Net Premiums Earned	2,936	2,858	42	116	2,978	2,974

Net Losses Paid	1,311	1,288	58	75	1,369	1,363

Increase (Decrease) in Outstanding Losses	237	347	(65)	(23)	172	324

Net Losses Incurred	1,548	1,635	(7)	52	1,541	1,687

Expenses Incurred	849	810	25	44	874	854

Dividends Incurred	5	8	—	—	5	8

Statutory Underwriting Income (Loss)	$534	$405	$24	$20	558	425

Increase in Deferred Acquisition Costs					11	11

GAAP Underwriting Income					$569	$436

Ratios After Dividends to Policyholders:

Loss	52.8%	57.4%	* %	* %	51.8%	56.9%
Expense	29.3	27.9	*	*	29.8	28.6

Combined	82.1%	85.3%	* %	* %	81.6%	85.5%

Premiums Written as a % of Total	98.9%	97.0%	1.1%	3.0%	100.0%	100.0%
* Combined, loss, and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2007 AND 2006
(MILLIONS OF DOLLARS)

			Outside
			the		Worldwide
	United States		United States		Total
	2007	2006	2007	2006	2007	2006

Net Premiums Written	$2,325	$2,445	$613	$549	$2,938	$2,994
Increase (Decrease) in Unearned Premiums	15	75	(55)	(55)	(40)	20

Net Premiums Earned	2,310	2,370	668	604	2,978	2,974

Net Losses Paid	1,220	1,179	149	184	1,369	1,363
Increase (Decrease) in Outstanding Losses	(9)	204	181	120	172	324

Net Losses Incurred	1,211	1,383	330	304	1,541	1,687

Expenses Incurred	657	679	217	175	874	854

Dividends Incurred	5	8	—	—	5	8

Statutory Underwriting Income (Loss)	$437	$300	$121	$125	558	425

Increase in Deferred Acquisition Costs					11	11

GAAP Underwriting Income					$569	$436

Ratios After Dividends to Policyholders:

Loss	52.5%	58.6%	49.4%	50.2%	51.8%	56.9%
Expense	28.3	27.9	35.4	31.8	29.8	28.6

Combined	80.8%	86.5%	84.8%	82.0%	81.6%	85.5%

Premiums Written as a % of Total	79.1%	81.7%	20.9%	18.3%	100.0%	100.0%

THE CHUBB CORPORATION
Definitions of Key Terms
Underwriting Income (Loss)
Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.
Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.
Property and Casualty Investment Income After Income Tax
Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment performance because it reflects the impact of any change in the proportion of the investment portfolio invested in tax-exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.
Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost
Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income, the after-tax appreciation or depreciation on the Corporation’s available-for-sale fixed maturities, which are carried at market value. The appreciation or depreciation on available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.
Combined Ratio or Combined Loss and Expense Ratio
The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.